UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934
Date of Report: March 5, 2009
(Date of earliest event reported)
Energy West, Incorporated
(Exact name of registrant as specified in its charter)

Montana (State or other jurisdiction of incorporation)	0-14183 (Commission File Number)	81-0141785 (I.R.S. Employer Identification No.)

1 First Avenue South, Great Falls, Montana	59401
(Address of principal executive offices)	(Zip Code)
(406) 791-7500
(Registrant’s telephone number, including area code)
     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
Item 9.01. Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
EX-99.1
EX-99.2

Item 8.01. Other Events.
On March 5, 2009, Richard M. Osborne, the Chairman of the Board and Chief Executive Officer of Energy West, Incorporated (“Energy West”), sent a letter in his individual capacity to the Board of Directors of Corning Natural Gas Company, a publicly-held natural gas company in Corning, New York (“Corning”), in which he resigned from Corning’s Board and referenced a non-binding offer by Energy West to purchase Corning. Mr. Osborne is Energy West’s largest shareholder and also owns 15.5% of the outstanding shares of Corning common stock. Prior to his resignation from the Board of Corning, Mr. Osborne was also Chairman of the Board of Corning.
A copy of Mr. Osborne’s letter is attached hereto as Exhibit 99.1. On March 10, 2009, Corning filed a Form 8-K with the Securities and Exchange Commission disclosing Mr. Osborne’s letter and attaching Corning’s response which is attached hereto as Exhibit 99.2.
As described in the exhibits, Energy West and Corning have been in discussions for the past several months regarding a possible acquisition of Corning by Energy West. Most recently, on February 12, 2009, Energy West submitted a non-binding offer to acquire Corning for $21.35 per share on a fully-diluted basis assuming conversion or exercise of all outstanding warrants or options. Corning shareholders would have received 2.50 shares of common stock of Energy West for each share of Corning. This non-binding offer followed two other non-binding offers made by Energy West in 2008. Energy West’s offers were subject to the completion of due diligence and other customary terms and conditions including approval by the shareholders of Corning and Energy West. On February 20, 2009, Corning’s special committee informed Energy West that it had rejected Energy West’s offer.
Energy West and Corning are not currently in discussions regarding a possible acquisition and have not been since Corning’s rejection of the offer on February 20, 2009. Energy West is currently reviewing its options with respect to a possible acquisition of Corning and may choose in its discretion to make another offer under the same or different terms and in the same manner or a different manner as its most recent offer. There can be no assurances that the companies will resume discussions, that a potential transaction will occur or if a transaction does occur, what the terms of the transaction would be.
Item 9.01. Financial Statements and Exhibits.
(d) Exhibits

99.1	Letter dated March 5, 2009 to Corning Natural Gas Company from Richard M. Osborne

99.2	Letter dated March 10, 2009 to Richard M. Osborne from Corning Natural Gas Company

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Energy West, Incorporated
By:	/s/ Thomas J. Smith
	Name:	Thomas J. Smith
	Title:	Vice President and Chief Financial Officer

Dated: March 16, 2009
EXHIBIT INDEX

Exhibit Number	Description

99.1	Letter dated March 5, 2009 to Corning Natural Gas Company from Richard M. Osborne

99.2	Letter dated March 10, 2009 to Richard M. Osborne from Corning Natural Gas Company

3